EXHIBIT 32.2

CERTIFICATIONS OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
 THE SARBANES-OXLEY ACT OF 2002

George R. Lefevre, as Chief Financial Officer of MotivNation, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. §1350, that

(1)           the Company’s Annual Report of Form 10-K for the period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the applicable requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George R. Lefevre
Date:  April 13, 2009
George R. Lefevre
Chief Financial Officer